EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2020 RESULTS

DALLAS - May 20, 2020 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2020. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2020 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2020 with the first quarter ended March 31, 2019 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

Subsequent to the end of the quarter, J. Robison Hays, III was appointed President and Chief Executive Officer of the Company, effective May 14, 2020. Mr. Hays previously served as the Company’s Chief Strategy Officer, a position he held since May 2015. Mr. Hays has been with the Company since 2005.

COVID-19 UPDATE
On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. In the United States, federal and local government agencies implemented emergency declarations and issued restrictions on travel, implementation of social distancing protocols, stay at home orders, limitations on gatherings and mandates to close all non-essential businesses.

In response to the impact of COVID-19 on the hospitality industry, the Company is deploying numerous strategies and protocols to protect the health and safety of its employees, guests, partners, and communities where it operates. Additionally, the Company has taken steps to ensure that it has additional financial flexibility going forward to navigate this crisis, including:

•	Currently, the Company has temporarily suspended operations at 23 properties. The Company’s remaining 93 properties are operating at reduced levels.

•	The Company worked proactively with its property managers to aggressively cut operating costs at its hotels ultimately resulting in an approximate 90% reduction in property-level staffing.

•	The Company has significantly reduced its planned spend for capital expenditures for the year from a range of $125-$145 million to a range of $30-$50 million.

•	The Company has suspended its common dividend conserving approximately $7 million per calendar quarter.

•	The Company has taken proactive and aggressive actions to protect liquidity and reduce corporate expenses through compensation reductions and the curtailment of expenses resulting in an

AHT Reports First Quarter Results

May 20, 2020

approximate 25% reduction in corporate G&A and reimbursable expenses and will continue to take all necessary additional actions to preserve capital and liquidity.

•
The Company estimates that its current monthly cash burn at its hotels given their current state of either having suspended operations or operating in a limited capacity is approximately $20 million per month. The Company’s debt is all property-level, non-recourse debt and the monthly interest is currently approximately $13 million per month. The Company’s run rate for corporate G&A and Advisory Fees is approximately $4 million per month.

•
The Company ended the quarter with cash and cash equivalents of $240 million and restricted cash of $127 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. The Company is currently working with its property managers and lenders in order to utilize lender and manager held reserves to fund operating shortfalls. At the end of the quarter, there was also $19 million in due from third-party hotel managers, which is the Company’s cash held by one of its property managers which is also available to fund hotel operating costs.

•
Beginning on April 1, 2020, the Company did not make principal or interest payments under nearly all of its loan agreements, which constituted an “Event of Default” as such term is defined under the applicable loan agreement. The Company is actively working with its lenders to arrange mutually agreeable forbearance agreements to reduce its near-term cash burn rate and improve liquidity.

•
Additionally, the Company has partnered with local government agencies, medical staffing organizations, and hotel brands to support COVID-19 response efforts. To date, through various initiatives, 48 Ashford Trust hotels have provided temporary lodging for first responders, healthcare professionals, and other community residents impacted by the pandemic.

The anticipated negative impact of the COVID-19 crisis on economic activity and the hospitality industry continues to evolve. The crisis is expected to continue to impact the Company’s financial results during the second quarter of 2020 and beyond. Given the severity of the COVID-19 crisis and the appointment of a new President and Chief Executive Officer, the Company anticipates doing a review of its long-term strategy after the crisis has passed, which may include material changes to its future leverage, capital structure, liquidity, and investment focus.

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $94.8 million or $0.94 per diluted share for the quarter.

•	Comparable RevPAR for all hotels decreased 22.9% to $95.16 during the quarter.

•	Adjusted EBITDAre was $47.4 million for the quarter.

•	Adjusted funds from operations (AFFO) was $(0.12) per diluted share for the quarter.

•	During the quarter, the Company refinanced its mortgage loan for the 226-room Le Pavillon Hotel in New Orleans, Louisiana.

•	During the quarter, the Company sold the Crowne Plaza Annapolis for $5.1 million in cash proceeds.

•	Capex invested during the quarter was $20.4 million.

CAPITAL STRUCTURE
At March 31, 2020, the Company had total mortgage loans of $4.1 billion with a blended average interest rate of 4.4%.

As of March 31, 2020, Ashford had cash and cash equivalents of $240.3 million.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the

AHT Reports First Quarter Results

May 20, 2020

Company and its Board of Directors announced a suspension of its previously announced 2020 common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the first quarter ending March 31, 2020. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations.

During the quarter, the Company refinanced its mortgage loan for the 226-room Le Pavillon Hotel in New Orleans, Louisiana, which had an existing outstanding balance of approximately $43.8 million, a floating interest rate of LIBOR + 5.10%, and a final maturity date in June 2020. The new, non-recourse loan totals $37 million and has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan provides for a floating interest rate of LIBOR + 3.40%.

During the quarter, the Company sold the Crowne Plaza Annapolis for approximately $5.1 million in cash.

PORTFOLIO REVPAR
As of March 31, 2020, the portfolio consisted of 116 hotels.

•	Comparable RevPAR decreased 22.9% to $95.16 for all hotels on a 3.8% decrease in ADR and a 19.8% decrease in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“To address the unprecedented challenge of the COVID-19 pandemic, the Company has taken immediate actions to enhance its operational and financial flexibility,” commented J. Robison Hays, Ashford Trust’s President and Chief Executive Officer. “We have worked very closely with our property managers to minimize our operating costs. We remain steadfast in our approach to protect our hotels, safeguard the health of our associates and guests and establish a path to return our hotels to profitability.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, May 21, 2020, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, May 28, 2020, by dialing (412) 317-6671 and entering the confirmation number, 13702342.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2020 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Thursday, May 21, 2020, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should

AHT Reports First Quarter Results

May 20, 2020

not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19 on our business and investment strategy; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our ability to obtain future financing arrangements or restructure existing property level indebtedness; our understanding of our competition; market trends; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2020	December 31, 2019
ASSETS
Investments in hotel properties, net	$4,024,176	$4,108,443
Cash and cash equivalents	240,316	262,636
Restricted cash	126,649	135,571
Marketable securities	437	14,591
Accounts receivable, net of allowance of $794 and $698, respectively	29,129	39,638
Inventories	4,288	4,346
Notes receivable, net	7,844	7,709
Investment in OpenKey	2,801	2,829
Deferred costs, net	2,786	2,897
Prepaid expenses	28,329	21,886
Derivative assets, net	1,629	1,691
Operating lease right-of-use assets	45,576	49,995
Other assets	27,783	17,932
Intangible assets	797	797
Due from related parties, net	4,399	3,019
Due from third-party hotel managers	19,183	17,368
Total assets	$4,566,122	$4,691,348

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$4,103,658	$4,106,518
Accounts payable and accrued expenses	135,993	134,341
Dividends and distributions payable	11,740	20,849
Due to Ashford Inc., net	5,229	6,570
Due to third-party hotel managers	3,021	2,509
Intangible liabilities, net	2,317	2,337
Operating lease liabilities	45,747	53,270
Derivative liabilities, net	350	42
Other liabilities	25,168	25,776
Total liabilities	4,333,223	4,352,212

Redeemable noncontrolling interests in operating partnership	35,229	69,870
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at March 31, 2020 and December 31, 2019	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at March 31, 2020 and December 31, 2019	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at March 31, 2020 and December 31, 2019	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at March 31, 2020 and December 31, 2019	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at March 31, 2020 and December 31, 2019	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 105,115,965 and 102,103,602 shares issued and outstanding at March 31, 2020 and December 31, 2019, respectively	1,051	1,021
Additional paid-in capital	1,829,396	1,825,553
Accumulated deficit	(1,633,459)	(1,558,038)
Total shareholders' equity of the Company	197,214	268,762
Noncontrolling interests in consolidated entities	456	504
Total equity	197,670	269,266
Total liabilities and equity	$4,566,122	$4,691,348

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2020	2019
REVENUE
Rooms	$215,807	$280,381
Food and beverage	47,950	61,061
Other	17,348	16,204
Total hotel revenue	281,105	357,646
Other	772	1,072
Total revenue	281,877	358,718
EXPENSES
Hotel operating expenses
Rooms	52,466	60,647
Food and beverage	34,901	41,323
Other expenses	103,794	113,527
Management fees	10,549	12,989
Total hotel operating expenses	201,710	228,486
Property taxes, insurance and other	20,472	20,397
Depreciation and amortization	66,350	67,178
Impairment charges	27,613	—
Advisory services fee:
Base advisory fee	8,917	8,989
Reimbursable expenses	1,831	2,390
Non-cash stock/unit-based compensation	4,551	4,289
Incentive fee	—	636
Corporate, general and administrative:
Non-cash stock/unit-based compensation	142	99
Other general and administrative	3,350	2,502
Total operating expenses	334,936	334,966
Gain (loss) on sale of assets and hotel properties	3,623	233
OPERATING INCOME (LOSS)	(49,436)	23,985
Equity in earnings (loss) of unconsolidated entities	(79)	(1,063)
Interest income	611	781
Other income (expense), net	1,522	(316)
Interest expense, net of premium amortization	(50,503)	(58,908)
Amortization of loan costs	(6,582)	(7,258)
Write-off of premiums, loan costs and exit fees	(95)	(2,062)
Unrealized gain (loss) on marketable securities	(1,477)	808
Unrealized gain (loss) on derivatives	4,422	(2,994)
INCOME (LOSS) BEFORE INCOME TAXES	(101,617)	(47,027)
Income tax benefit (expense)	(303)	405
NET INCOME (LOSS)	(101,920)	(46,622)
(Income) loss attributable to noncontrolling interest in consolidated entities	48	26
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	17,671	8,579
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(84,201)	(38,017)
Preferred dividends	(10,644)	(10,644)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(94,845)	$(48,661)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.94)	$(0.49)
Weighted average common shares outstanding – basic	100,470	99,407
Diluted:
Net income (loss) attributable to common stockholders	$(0.94)	$(0.49)
Weighted average common shares outstanding – diluted	100,470	99,407
Dividends declared per common share:	$—	$0.12

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2020	2019
Net income (loss)	$(101,920)	$(46,622)
Interest expense and amortization of premiums and loan costs, net	57,085	66,166
Depreciation and amortization	66,350	67,178
Income tax expense (benefit)	303	(405)
Equity in (earnings) loss of unconsolidated entities	79	1,063
Company's portion of EBITDA of Ashford Inc.	—	1,874
Company's portion of EBITDA of OpenKey	(78)	(115)
EBITDA	21,819	89,139
Impairment charges on real estate	27,613	—
(Gain) loss on sale of assets and hotel properties	(3,623)	(233)
EBITDAre	45,809	88,906
Amortization of unfavorable contract liabilities	49	(39)
(Gain) loss on insurance settlements	—	(36)
Write-off of premiums, loan costs and exit fees	95	2,062
Other (income) expense, net	(1,491)	362
Transaction and conversion costs	741	446
Legal, advisory and settlement costs	145	417
Unrealized (gain) loss on marketable securities	1,477	(808)
Unrealized (gain) loss on derivatives	(4,422)	2,994
Dead deal costs	101	32
Non-cash stock/unit-based compensation	4,906	4,590
Advisory services incentive fee	—	636
Company's portion of adjustments to EBITDAre of Ashford Inc.	—	913
Company's portion of adjustments to EBITDAre of OpenKey	6	21
Adjusted EBITDAre	$47,416	$100,496
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2020	2019
Net income (loss)	$(101,920)	$(46,622)
(Income) loss attributable to noncontrolling interest in consolidated entities	48	26
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	17,671	8,579
Preferred dividends	(10,644)	(10,644)
Net income (loss) attributable to common stockholders	(94,845)	(48,661)
Depreciation and amortization on real estate	66,298	67,121
(Gain) loss on sale of assets and hotel properties	(3,623)	(233)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(17,671)	(8,579)
Equity in (earnings) loss of unconsolidated entities	79	1,063
Impairment charges on real estate	27,613	—
Company's portion of FFO of Ashford Inc.	—	(635)
Company's portion of FFO of OpenKey	(79)	(100)
FFO available to common stockholders and OP unitholders	(22,228)	9,976
Write-off of premiums, loan costs and exit fees	95	2,062
(Gain) loss on insurance settlements	—	(36)
Other (income) expense, net	(1,491)	362
Transaction and conversion costs	741	446
Legal, advisory and settlement costs	145	417
Unrealized (gain) loss on marketable securities	1,477	(808)
Unrealized (gain) loss on derivatives	(4,422)	2,994
Dead deal costs	101	32
Non-cash stock/unit-based compensation	4,906	4,590
Amortization of loan costs	6,580	7,256
Advisory services incentive fee	—	636
Company's portion of adjustments to FFO of Ashford Inc.	—	2,441
Company's portion of adjustments to FFO of OpenKey	6	22
Adjusted FFO available to common stockholders and OP unitholders	$(14,090)	$30,390
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.12)	$0.26
Weighted average diluted shares	120,096	118,287

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
MARCH 31, 2020
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt
BAML Highland Pool - 19 hotels	April 2020	LIBOR + 3.20%	$—	$907,030	(1)	$907,030
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	—	180,720	(2)	180,720
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(2)	174,400
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(2)	221,040
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(2)	262,640
KEYS Pool E - 5 hotels	June 2020	LIBOR + 2.73%	—	160,000	(2)	160,000
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(2)	215,120
Morgan Stanley Ann Arbor - 1 hotel	July 2020	LIBOR + 4.40%	—	35,200	(3)	35,200
Morgan Stanley - 8 hotels	July 2020	LIBOR + 4.33%	—	144,000	(3)	144,000
GACC Gateway - 1 hotel	November 2020	6.26%	91,046	—		91,046
JPMorgan Chase La Posada - 1 hotel	November 2020	LIBOR + 2.55%	—	25,000	(4)	25,000
Morgan Stanley Pool - 17 hotels	November 2020	LIBOR + 3.00%	—	419,000	(5)	419,000
JPMorgan Chase - 8 hotels	February 2021	LIBOR + 2.92%	—	395,000	(6)	395,000
BAML Princeton/Nashville - 2 hotels	March 2021	LIBOR + 2.75%	—	240,000	(2)	240,000
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	February 2022	LIBOR + 3.90%	—	145,000	(7)	145,000
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000
BAML Indigo Atlanta - 1 hotel	December 2022	LIBOR + 2.25%	—	16,100	(7)	16,100
Aareal Le Pavillon - 1 hotel	January 2023	LIBOR + 3.40%	—	37,000	(7)	37,000
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	51,582	—		51,582
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,727	—		6,727
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,818	—		9,818
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,260	—		6,260
Southside Bank Ashton - 1 hotel	June 2024	LIBOR + 2.00%	—	8,881		8,881
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	64,022	—		64,022
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	11,809	—		11,809
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	23,611	—		23,611
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,369	—		19,369
BAML Pool 3 - 3 hotels	February 2025	4.45%	50,098	—		50,098
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66%	24,794	—		24,794
Total			$359,136	$3,756,581		$4,115,717
Percentage			8.7%	91.3%		100.0%
Weighted average interest rate			5.30%	4.27%		4.36%
All indebtedness is non-recourse.

(1)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(2)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(3)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in July 2019.

(4)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(5)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in November 2019.

(6)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in February 2020.

(7)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
MARCH 31, 2020
(dollars in thousands)
(unaudited)

	2020	2021	2022	2023	2024	Thereafter	Total
Morgan Stanley - 8 hotels	$144,000	$—	$—	$—	$—	$—	$144,000
Morgan Stanley Ann Arbor - 1 hotel	35,200	—	—	—	—	—	35,200
GACC Gateway - 1 hotel	89,886	—	—	—	—	—	89,886
Prudential Boston Back Bay - 1 hotel	—	—	97,000	—	—	—	97,000
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	48,182	—	—	48,182
Aareal Hilton Alexandria - 1 hotel	—	—	—	73,450	—	—	73,450
JPMorgan Chase La Posada - 1 hotel	—	—	—	25,000	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	9,036	—	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	6,191	—	6,191
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	—	—	—	—	145,000	—	145,000
Key Bank Manchester CY - 1 hotel	—	—	—	—	5,671	—	5,671
Southside Bank Ashton - 1 hotel	—	—	—	—	8,881	—	8,881
Morgan Stanley Pool C1 - 3 hotels	—	—	—	—	58,612	—	58,612
Morgan Stanley Pool C2 - 2 hotels	—	—	—	—	10,755	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	—	21,522	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	—	419,000	—	419,000
BAML Indigo Atlanta - 1 hotel	—	—	—	—	15,781	—	15,781
Aareal Le Pavillon - 1 hotel	—	—	—	—	—	36,200	36,200
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	—	22,030	22,030
BAML Highland Pool - 19 hotels	—	—	—	—	—	907,030	907,030
KEYS Pool A - 7 hotels	—	—	—	—	—	180,720	180,720
KEYS Pool B - 7 hotels	—	—	—	—	—	174,400	174,400
KEYS Pool C - 5 hotels	—	—	—	—	—	221,040	221,040
KEYS Pool D - 5 hotels	—	—	—	—	—	262,640	262,640
KEYS Pool E - 5 hotels	—	—	—	—	—	160,000	160,000
KEYS Pool F - 5 hotels	—	—	—	—	—	215,120	215,120
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Principal due in future periods	269,086	—	97,000	146,632	700,449	2,875,666	4,088,833
Scheduled amortization payments remaining	5,078	5,485	5,767	5,402	4,850	302	26,884
Total indebtedness	$274,164	$5,485	$102,767	$152,034	$705,299	$2,875,968	$4,115,717

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$214,776	$(490)	$214,286	$279,196	$(4,382)	$274,814	(23.07)%	(22.03)%
RevPAR	$94.81	$(36.61)	$95.16	$122.16	$74.91	$123.41	(22.39)%	(22.89)%
Occupancy	58.45%	(37.06)%	58.58%	72.85%	65.38%	73.04%	(19.77)%	(19.81)%
ADR	$162.21	$(98.80)	$162.45	$167.70	$114.58	$168.95	(3.27)%	(3.84)%

NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at March 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2020	2019	% Variance
Total hotel revenue	$279,703	$356,052	(21.44)%
Non-comparable adjustments	(649)	(5,864)
Comparable total hotel revenue	$279,054	$350,188	(20.31)%

Hotel EBITDA	$65,789	$111,909	(41.21)%
Non-comparable adjustments	254	(1,622)
Comparable hotel EBITDA	$66,043	$110,287	(40.12)%
Hotel EBITDA margin	23.52%	31.43%	(7.91)%
Comparable hotel EBITDA margin	23.67%	31.49%	(7.82)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$37	$60	(38.33)%
Hotel EBITDA attributable to the Company and OP unitholders	$65,752	$111,849	(41.21)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$66,006	$110,227	(40.12)%
NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at March 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(35,819)	$120	$(66,221)	$(101,920)
Non-property adjustments	23,990	—	(23,990)	—
Interest income	(37)	—	37	—
Interest expense	4,843	—	45,660	50,503
Amortization of loan cost	553	—	6,029	6,582
Depreciation and amortization	66,139	162	49	66,350
Income tax expense (benefit)	19	—	284	303
Non-hotel EBITDA ownership expense	6,102	17	(6,119)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	65,790	299	(44,271)	21,818
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(37)	—	37	—
Equity in (earnings) loss of unconsolidated entities	—	—	79	79
Company's portion of EBITDA of OpenKey	—	—	(78)	(78)
Hotel EBITDA attributable to the Company and OP unitholders	$65,753	$299	$(44,233)	$21,819
Non-comparable adjustments	253
Comparable hotel EBITDA	$66,043
NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at March 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$38,235	$269	$(85,126)	$(46,622)
Non-property adjustments	(268)	—	268	—
Interest income	(76)	—	76	—
Interest expense	4,423	—	54,485	58,908
Amortization of loan cost	424	—	6,834	7,258
Depreciation and amortization	66,987	142	49	67,178
Income tax expense (benefit)	43	—	(448)	(405)
Non-hotel EBITDA ownership expense	2,141	9	(2,150)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	111,909	420	(26,012)	86,317
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(60)	—	60	—
Equity in (earnings) loss of unconsolidated entities	—	—	1,063	1,063
Company's portion of EBITDA of Ashford Inc.	—	—	1,874	1,874
Company's portion of EBITDA of OpenKey	—	—	(115)	(115)
Hotel EBITDA attributable to the Company and OP unitholders	$111,849	$420	$(23,130)	$89,139
Non-comparable adjustments	(1,622)
Comparable hotel EBITDA	$110,287
NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at March 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.